EXHIBIT 10.2

                 FIRST AMENDMENT TO SERIES 1996-1 SUPPLEMENT TO
              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT


          This First Amendment to Series 1996-1 Supplement to Amended and Restated Pooling and Servicing Agreement (this "Amendment") made as of April 27, 1999, among H&T Receivable Funding Corporation, a Delaware corporation ("Transferor"), as Transferor, Bally Total Fitness Corporation, a Delaware corporation (in such capacity, together with any successor in such capacity, "Servicer" or sometimes referred to herein as "BTFC"), as Servicer, and Chase Bank of Texas f/k/a Texas Commerce Bank National Association, a national banking association organized under the laws of the United States ("Trustee"), as Trustee, on behalf of the 1996-1 Certificateholders.

          WHEREAS, Transferor, Servicer and Trustee are a party to that certain Amended and Restated Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of December 16, 1996;

          WHEREAS, Transferor, Servicer and Trustee are a party to that certain Series 1996-1 Supplement to the Pooling Agreement (the "Series 1996 Supplement"), dated as of December 16, 1996, pursuant to which the Series 1996-1 Certificates (as defined in the Series 1996 Supplement) were issued;

          WHEREAS, the parties hereto desire to amend the Series 1996 Supplement to extend the amortization period commencement date of the Series 1996-1 Certificates as well as make various other modifications to the Supplement as provided herein;

          WHEREAS, these recitals shall be construed as part of this Amendment and capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Series 1996 Supplement;

          WHEREAS, pursuant to Section 13.1(b) of the Pooling Agreement, the amendments provided for herein require the consent of all of the related Certificateholders.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          1.   Amendment.

          1A. The definition of "Amortization Period Commencement Date" in the Series 1996 Supplement is hereby amended by deleting the term "1999" and replacing such term with the term "2001."

          1B. The definition of "Class A-2 Certificate Rate" in the Series 1996 Supplement is hereby amended by deleting the term "2.57%" in each place such term appears and replacing such term with the term "3.01%" which shall be effective from and after May 17, 1999.

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          1C.  The definitions of "Expected Series 1996-1 Termination Date" in the Series 1996 Supplement, the forms of the Series 1996-1 Certificates attached as Exhibits A-1 and A-2 to the Series 1996 Supplement and all outstanding Series 1996-1 Certificates are hereby amended by deleting the term "2002" and replacing such term with the term "2004."

          1D. The definition of "Interest Rate Cap" in the Series 1996 Supplement is hereby amended to read "that certain agreement dated December 16 1996 between the Transferor and the Interest Rate Cap Provider, obtained by the Transferor for the benefit of the Series 1996-1 Certificateholders and naming the Trustee as the party entitled to receive payments made thereunder as the same may be amended by the amendment dated April __, 1999 by and among the same parties, pursuant to which the Interest Rate Cap Provider will be obligated to pay to the Trust an amount equal to all interest accrued on the Class A-2 Certificates which is allocable to LIBOR being in excess of 3.01%, which certain agreement will have a termination date of August 15, 2004."

          1E. The definition of "Interest Rate Cap Provider" shall mean The Chase Manhattan Bank or such other provider which will provide the Class A-2 Certificates a rating of at least BBB+ by each respective Rating Agency.

          1F. The reference to "Section 8" contained in the definition of "Series 1996-1 Pay-Out Event" is hereby amended to read "Section 7".

          1G. Schedule I referred to in the "Class A-1 Make Whole Payment" definition and the "Weighted Average Life to Maturity" definition shall now be
Schedule I attached to this Amendment instead of Schedule 1 attached to the Series 1996 Supplement.

          1H. The references to the "August, 1999 Distribution Date" contained in the forms of the Series 1996-1 Certificates attached as Exhibits A-1 and A-2 to the Series 1996 Supplement and in all outstanding Series 1996-1 Certificates are hereby amended to read "August, 2001 Distribution Date".

          1J. The reference to "60,000,000" contained in Section 7(k) of the Series 1996 Supplement and the reference to "$70,000,000" contained in Section 4.5(d) of said Supplement are hereby amended to read "125,000,000" and "$140,000,000," respectively.

          2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date each of the following conditions precedent is satisfied:

          2A. Transferor, Servicer, and Trustee shall have executed and delivered this Amendment.

          2B. Each of the Class A-1 Certificateholders and the Class A-2 Certificateholders shall have consented to this Amendment.

          2C. This Amendment shall be provided to each Rating Agency and each Rating Agency shall confirm its rating of the Certificates.

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          2D.  The Rate Cap Provider shall provide such interest rate cap agreement(s) as are appropriate to provide the Class A-2 Certificates a rating of at least BBB+ by each respective Rating Agency; provided, however, to the extent the Rate Cap Agreement dated December 16, 1996 provided by The Chase Manhattan Bank and accepted and agreed to by H&T Receivables Funding Corporation and assigned to Texas Commerce Bank, National Association, as Trustee continues to be utilized the definition of "Termination Date" contained therein shall be amended, if necessary, to provide the above-described minimum rating on the Class A-2 Certificates.

          2E. Counsel to the Transferor will provide an opinion that this Amendment is in compliance with the Pooling Agreement and the Series 1996 Supplement.

          3.    Miscellaneous.

          3A. Representations. Each of the representations and warranties of the Transferor set forth in Section 2.3 of the Pooling Agreement is hereby restated and reaffirmed by the Transferor as of the effective date of this Amendment as if made herein by the Transferor on said effective date, and each of the representations and warranties of the Servicer set forth in Section 3.3 of the Pooling Agreement is hereby restated and reaffirmed by the Servicer as of the said effective date as if made herein by the Servicer on said effective date. The Transferor and the Servicer hereby agree that, for purposes of Section 7(a) of the Series 1996-1 Supplement, the representations and warranties made under this Section 3A shall be deemed to have been made in said Supplement. BTFC and the Transferor represent and warrant that (i) no material adverse change has occurred with respect to their businesses since BTFC's financial statements dated December 31, 1998, (ii) no material change has occurred with respect to the Receivables' performance since the last monthly Settlement Statement and
(iii) no Trust Pay-Out-Event or Series 1996-1 Pay-Out-Event or incipient Trust Pay-Out-Event or Series 1996-1 Pay-Out-Event exists under the Pooling Agreement or the 1996 Supplement as the same are both amended, modified and supplemented under this Agreement.

          3B. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          3C. Captions. The various captions in this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.

          3D. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          3E. Severability of Provisions. If any one or more of the provisions or terms of this Amendment shall be held invalid for any reason whatsoever, then such provisions or terms shall

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be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment. If the invalidity of any part, provision, representation or warranty of this Amendment shall deprive any party of the economic benefit intended to be conferred by this Amendment, the parties shall negotiate in good-faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of this Amendment without regard to such invalidity.

          3F. Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, Transferor, the Servicer, the Trustee, and their respective successors and assigns.

          3G. References. Any reference to the Series 1996 Supplement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

          3H. Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Series 1996 Supplement or the Pooling Agreement. The parties hereto ratify and reaffirm the Pooling Agreement and the Series 1996 Supplement, as amended hereby, shall remain in full force and effect.

          3I. Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

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          IN WITNESS WHEREOF, Transferor, the Servicer and the Trustee have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   H&T RECEIVABLE FUNDING CORPORATION,
                                     as Transferor

                                   By: /s/ John W. Dwyer
                                   Printed Name: John W. Dwyer
                                   Title: _____________________________________


                                   BALLY TOTAL FITNESS CORPORATION,
                                     as Servicer

                                   By: /s/ John W. Dwyer
                                   Printed Name: John W. Dwyer
                                   Title: _____________________________________


                                   CHASE BANK OF TEXAS f/k/a TEXAS COMMERCE
                                   BANK NATIONAL ASSOCIATION, not individually but solely as Trustee

                                   By: /s/ Leah Foshee
                                   Printed Name: Leah Foshee
                                   Title: Vice President

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